UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

October 2, 2023

BLACKLINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

(Address of principal executive offices)(Zip Code)

(818) 223-9008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the recommendation of its Nominating and Governance Committee, the Board of Directors (the “Board”) of BlackLine, Inc. (the “Company”) appointed William R. Wagner to serve as a member of the Board, effective October 2, 2023. Mr. Wagner will serve in the class of directors whose term expires at the Company’s annual meeting of stockholders to be held in 2024.

Mr. Wagner served as President and CEO of LogMeIn from 2015 to 2022, and previously served as President and Chief Operating Officer of LogMeIn from 2013 to 2015. Mr. Wagner also served as Chief Operating Officer of Vocus from 2010 to 2012, and as Vocus’s Chief Marketing Officer from 2006 to 2010. Mr. Wagner holds a B.A. in History from Lafayette College, and an M.B.A from the Wharton School at the University of Pennsylvania.

In accordance with the Company’s amended and restated Outside Director Compensation Policy, Mr. Wagner is entitled to $40,000 in annual cash compensation for his service on the Board, as well as an initial equity award with a grant date value of $185,000 multiplied by a fraction, (1) the numerator of which is (x) 12 minus (y) the number of full months between the date of our last annual stockholder meeting and the date Mr. Wagner becomes a member of the Board and (2) the denominator of which is 12 (rounded to the nearest whole share). Mr. Wagner will also enter into BlackLine’s standard form of indemnification agreement, which was previously filed with the Securities and Exchange Commission.

There are no family relationships between Mr. Wagner and any director or executive officer of the Company, and Mr. Wagner has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued by BlackLine, Inc., dated October 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: October 2, 2023	By:	/s/ Karole Morgan-Prager

Karole Morgan-Prager
Chief Legal and Administrative Officer

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